Exhibit 99.7

Federal Logistics, Inc.

Financial Statements

FEDERAL LOGISTICS, INC.

Balance Sheet

(Unaudited)

	March 31, 2009	March 31, 2008
Assets
Current assets -
Cash and cash equivalents	$89,072	$319
Accounts receivable	2,832,477	-
Other receivables	770,318	100
Total current assets	3,691,866	419

Fixed assets -
Furniture and equipment, net	10,586	-
Total fixed assets	10,586	-

Other Assets
Deposits and other assets	10,445	-
Total long term assets	10,445	-
Total assets	$3,712,897	$419

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities -
Accounts payable	$5,963	$11,015
Accrued expenses	2,631,619	-
Due to lender	359,337	-
Advances payable	639,799	-
Due to shareholder	40,000	-
Total current liabilities	3,676,718	11,015

Total liabilities	3,676,718	11,015

Stockholders' equity:
Common stock, no par value, 1000 shares authorized;	100	100
issued and outstanding: 100 at March 31, 2009
Retained earnings	36,079	(10,696)
Total stockholders’ equity	36,179	(10,596)
Total liabilities and stockholders’ equity	$3,712,897	$419

See accompanying notes

FEDERAL LOGISTICS, INC.

Statement of Income

(unaudited)

		From Inception
	For the Nine	February 28, 2008
	Months ended	through
	March 31,	March 31,
	2009	2008

Revenue	$6,403,761	$-
Costs and expenses:
Cost of transportation	5,985,824	-
Selling, general and administrative expenses	290,621	10,696
Total costs and expenses	6,276,445	10,696

Income (loss) from operations	127,316	(10,696)

Other income (expense):
Interest expense	(24,558)	-
Total other income (expense)	(24,558)	-

Income (loss) before income tax (expense) benefit	102,758	(10,696)

Income tax (expense) benefit	-	-

Net (loss) income	$102,758	$(10,696)

See accompanying notes

FEDERAL LOGISTICS, INC.

Statement of Stockholders’ Equity

			Retained	Total
	Common Stock		Earnings	Stockholders
	SHARES	AMOUNT	(Deficit)	Equity (Deficit)

Issuance of shares February 28, 2008	100	$100	$-	$100

Net loss inception February 28, 2008 through March 31, 2008	-	-	(10,696)	(10,696)

Balance at March 31, 2008	100	$100	$(10,696)	$(10,596)

Net loss for the three months ended June 30, 2008	-	-	(55,983)	(55,983)

Balance at June 30, 2008	100	$100	$(66,679)	$(66,579)

Net income for the nine months ended March 31, 2009	-	-	102,758	102,758

Balance at March 31, 2009	100	$100	$36,079	$36,179

See accompanying notes

FEDERAL LOGISTICS, INC.

Statement of Cash Flows

(unaudited)

		From Inception
	For the Nine	February 28, 2008
	Months ended	through
	March 31,	March 31,
	2009	2008

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$102,758	$(10,696)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
CHANGE IN ASSETS AND LIABILITIES -
accounts receivable	(2,821,127)	-
other receivables	(769,968)	(100)
accounts payable	(35,403)	11,015
other accrued costs	2,594,537	-

Net cash provided by (used in) operating activities	(929,202)	219

CASH FLOWS USED FOR INVESTING ACTIVITIES:
purchase of equipment	(10,586)	-

Net cash used for investing activities	(10,586)	-

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
proceeds from issuance of common shares	-	100
proceeds from advances payable	679,799	-
net proceeds from credit facility	347,987	-

Net cash provided by financing activities	1,027,786	100

NET INCREASE IN CASH	87,998	319

CASH, BEGINNING OF THE PERIOD	1,075	-

CASH, END OF PERIOD	$89,073	$319

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$24,558	$-

See accompanying notes

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Florida on January 29, 2008, and operates on a fiscal year ending June 30. The Company operates as a trucking brokerage business licensed by the U.S. Department of Transportation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company reviews its accounts receivable on a regular basis to determine collectibility. Accounts are written off when deemed uncollectible, therefore, no allowance has been provided for in these financial statements. Management is of the opinion that the direct write-off method provides a bad debt expense equivalent to that determined under the allowance method.

Revenue Recognition and Purchased Transportation Costs

The Company recognizes revenue on a gross basis, in accordance with Emerging Issues Task Force ("EITF") 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent," as a result of the following: The Company is the primary obligor responsible for providing the service desired by the customer and is responsible for fulfillment, including the acceptability of the service(s) ordered or purchased by the customer. At the Company’s sole discretion, it sets the prices charged to its customers, and is not required to obtain approval or consent from any other party in establishing its prices. The Company has multiple suppliers for the services it sells to its customers, and has the absolute and complete discretion and right to select the supplier that will provide the product(s) or service(s) ordered by a customer, including changing the supplier on a shipment-by-shipment basis. In most cases, the Company determines the nature, type, characteristics, and specifications of the service(s) ordered by the customer. The Company also assumes credit risk for the amount billed to the customer.

As a non-asset based carrier, the Company does not own transportation assets. The Company generates the major portion of its freight revenues by purchasing transportation services from direct (asset-based) carriers and reselling those services to its customers. We recognize revenue on a transportation shipment when delivered and record estimated costs related to that shipment based on the paperwork received by us at delivery.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at June 30, 2008.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is a 100% owned subsidiary of World Logistics Services, Inc. The Company loans money to the parent as working capital advances with no stated terms of repayment. At March 31, 2009, parent owed the Company $434,427 to the parent.

The Company has made advances as working capital advances to Logistics Software, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc. The are no stated terms of repayment. At March 31, 2009, the Company was owed $287,571.

NOTE 4 - LINE OF CREDIT

The Company out sources certain of its accounts receivables under a trade credit outsourcing agreement with a third party. The third party assumes credit risk for the accounts they purchase under the agreements and charges the company certain administration fees for handling the collections of these accounts. In addition the Company is allowed to take advances up to one million dollars limited by 85% of eligible receivables. Advances under the line of credit are available to fund acquisitions, capital expenditures, or for other corporate purposes. The line of credit is collateralized by accounts receivable and other assets of the Company and its subsidiaries. Borrowings under the line of credit bear interest at the Bank’s prime rate plus 2.00% and are due on demand.

One of our officer’s and shareholder has personally guaranteed the line of credit.

As of March 31, 2009, the Company had $359,337 in advances under the Facility.

At March 31, 2009, based on available collateral, there was $0 available for borrowing under the Facility based on advances outstanding.

NOTE 4 - INCOME TAXES

The Company experienced a net operating loss for federal income tax purposes for the fiscal year ended June 30, 2008. The Company will take part in the filing of a consolidated income tax return and this loss will be utilized by the consolidated group to offset income from the parent and other subsidiaries.

NOTE 5 - VARIABLE INTEREST ENTITY

The Financial Accounting Standards Board issued FASB Interpretation No. 46 that requires the consolidation of certain "variable interest entities" under generally accepted accounting principles.

The Company has determined that the requirement of FIN 46R apply to this entity.

Due to the Company's desire to report financial operations on a separate basis for purposes of providing detailed information to potential buyers, management has elected not to consolidate the financial position and results of operations of all of the related entities in the consolidated group of companies in these financial statements. The effects of this departure from generally accepted accounting principles have not been determined

Optimized Transportation Software, Inc.

Financial Statements

OPTIMIZED TRANSPORTATION SOFTWARE, INC.

Balance Sheet

(Unaudited)

	March 31, 2009	March 31, 2008
Assets
Current assets -
Cash and cash equivalents	$-	$-
Accounts receivable	85,430	53,120
Advances	-	87,572
Total current assets	85,430	140,692

Other Assets
Software	145,876	-
Total long term assets	145,876	-
Total assets	$231,306	$140,692

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities -
Accounts payable	$13,134	$20,425
Advances	240,313	-
Accrued expenses	3,300	11,767
Total current liabilities	256,746	32,192

Total liabilities	256,746	32,192

Stockholders' equity (deficit)
Common stock, no par value, 1000 shares authorized;	100	100
issued and outstanding: 100 at March 31, 2009
Retained earnings (deficit)	(25,540)	108,400
Total stockholders’ equity (deficit)	(25,440)	108,500
Total liabilities and stockholders’ equity (deficit)	$231,306	$140,692

See accompanying notes

OPTIMIZED TRANSPORTATION SOFTWARE, INC.

Statement of Income

(unaudited)

		From Inception
	For the Nine	October 16, 2007
	Months ended	through
	March 31,	March 31,
	2009	2008
Revenue	$236,413	$294,465
Cost of services	132,648	92,120
Gross profit	103,765	202,345

Selling, general and administrative expenses	206,830	93,945
Total operating expenses	206,830	93,945

Income (loss) from operations	(103,065)	108,400

Net income (loss)	$(103,065)	$108,400

See accompanying notes

OPTIMIZED TRANSPORTATION SOFTWARE, INC.

Statement of Stockholders’ Equity

(Unaudited)

			Retained	Total
	Common Stock		Earnings	Stockholders
	SHARES	AMOUNT	(Deficit)	Deficit

Issuance of shares October 16, 2007	100	$100	$-	$100

Net income inception October 16, 2007 through March 31, 2008	-	-	108,400	108,400

Balance at March 31, 2008	100	$100	$108,400	$108,500

Net loss for the three months ended June 30, 2008	-	-	(30,875)	(30,875)

Balance at June 30, 2008	100	$100	$77,525	$77,625

Net income for the nine months ended March 31, 2009	-	-	(103,065)	(103,065)

Balance at March 31, 2009	100	$100	$(25,540)	$(25,440)

See accompanying notes

OPTIMIZED TRANSPORTATION SOFTWARE, INC.

Statement of Cash Flows

(unaudited)

		From Inception
	For the Nine	October 16, 2007
	Months ended	through
	March 31,	March 31,
	2009	2008

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$(103,065)	$108,400

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
CHANGE IN ASSETS AND LIABILITIES -
accounts receivable	(52,355)	(53,120)
other receivables	73,795	(87,572)
accounts payable	4,540	20,425
other accrued costs	219,489	11,767

Net cash provided by (used for) operating activities	142,404	(100)

CASH FLOWS USED FOR INVESTING ACTIVITIES:
software development	(145,876)	-

Net cash used for investing activities	(145,876)	-

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
proceeds from issuance of common shares	-	100

Net cash provided by financing activities	-	100

NET DECREASE IN CASH	(3,472)	-

CASH, BEGINNING OF THE PERIOD	3,472	-

CASH, END OF PERIOD	$-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	$-	$-

See accompanying notes

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Florida on October 16, 2007, and operates on a fiscal year ending June 30. The Company markets and supports proprietary software for a transportation management system.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Allowance for Doubtful Accounts

The Company reviews its accounts receivable on a regular basis to determine collectibility. Accounts are written off when deemed uncollectible, therefore, no allowance has been provided for in these financial statements. Management is of the opinion that the direct write-off method provides a bad debt expense equivalent to that determined under the allowance method.

Fixed Assets

Certain software development costs incurred subsequent to the establishment of technological feasibility may be capitalized and amortized over the estimated lives of the related products. Upon the general release of the product to customers, development costs for that product are amortized over periods not exceeding three years, based on the estimated economic life of the product. Capitalized software costs amounts to $145,876 at March 31, 2009.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at March 31, 2009 and March 31, 2008.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company is a 100% owned subsidiary of World Logistics Services, Inc. The Company has capital advances to and from the parent with no stated terms of repayment. At March 31, 2008, the parent owed $57,434 to the subsidiary. At March 31, 2009 the Company owed $13,699 to the parent.

The Company has made loans as working capital advances to Logistics Distribution and Warehousing, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc. The are no stated terms of repayment. At March 31, 2008, Logistics Distribution and Warehousing, Inc. owed $18,724 to the Company.

NOTE 3 - RELATED PARTY TRANSACTIONS - Continued

The Company has capital advances to and from Federal Logistics, Inc. which is also a 100% owned subsidiary of World Logistics Services, Inc. The are no stated terms of repayment. At March 31, 2008, Federal Logistics, Inc. owed $11,315 to the Company. At March 31, 2009 the Company owed Federal Logistics $226,613.

NOTE 4 - INCOME TAXES

The Company is a subsidiary in a group of corporations eligible to file a consolidated income tax return. This member of the consolidated group shows taxable net income for its stand alone operations. The entire group, in completing a consolidated income tax return, will record a net operating loss for income tax reporting purposes. Therefore, no provision for income taxes has been recorded in these financial statements.

NOTE 5 - LEASES

The Company was obligated under a lease agreement for office space located in Burr Ridge, IL under terms to expire on November 30, 2008. The lease expense reflected in these financial statements amounted to $15,236 at March 31,2008. The terms of the lease call for remaining payments payments of $1,600 per month to November 30, 2008. The Company was relocated to Pittsburgh at the expiration of the lease.

NOTE 6 - VARIABLE INTEREST ENTITY

The Financial Accounting Standards Board issued FASB Interpretation No. 46 that requires the consolidation of certain "variable interest entities" under generally accepted accounting principles.

The Company has determined that the requirement of FIN 46R apply to this entity.

Due to the Company's desire to report financial operations on a separate basis for purposes of providing detailed information to potential buyers, management has elected not to consolidate the financial position and results of operations of all of the related entities in the consolidated group of companies in these financial statements. The effects of this departure from generally accepted accounting principles have not been determined